THE HENNESSY FUNDS
Supplement to the Prospectus For the Hennessy Funds dated February 28, 2007

On June 5, 2007, the Board of Directors of The Hennessy Funds, Inc. approved a change in the fee structure of the Hennessy Total Return Fund and the Hennessy Balanced Fund. They voted to reduce the 12b-1 fees from 0.25% to 0.15% and to institute a shareholder servicing fee in the amount of 0.10% for these two Funds. Overall, the expense ratio of each Fund will remain the same. This change will be effective as of July 1, 2007.

The following table replaces the Annual Fund Operating Expenses table found on page 21 of the prospectus with respect to the Hennessy Total Return Fund:		The following table replaces the Annual Fund Operating Expenses table found on page 25 of the prospectus with respect to the Hennessy Balanced Fund:
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)		ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)
Management Fees	0.60%	Management Fees	0.60%
Distribution and Service (12b-1) Fees	0.15%*	Distribution and Service (12b-1) Fees	0.15%*
Other Expenses	2.05%	Other Expenses	0.59%
Shareholder Servicing Fee	0.10%*	Shareholder Servicing Fee	0.10%*
Interest Expense	1.64%	All remaining Other Expenses	0.49%
All remaining Other Expenses	0.31%
Total Annual Fund Operating Expenses	2.80%	Total Annual Fund Operating Expenses	1.34%

*
The Distribution and Service (12b-1) Fees and Shareholder Servicing Fees have been restated to reflect current fees. Each Fund anticipates that for the fiscal year ending October 31, 2007, Distribution and Service (12b-1) Fees will be 0.22% and Shareholder Servicing Fees will be 0.03%.

The following information replaces the information found on page 30 of the prospectus with respect to the Distribution Fee and Shareholder Servicing Agreement:

Distribution Fee
The Hennessy Total Return Fund and Hennessy Balanced Fund have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act. This Plan allows these two Funds to use up to 0.25% of their average daily net assets to pay sales, distribution and other fees for the sale of their shares and for services provided to investors.  Currently, the Board has approved the payment of up to 0.15% of each Fund’s average daily net assets as a Rule 12b-1 fee.  Because these fees are paid out of a Fund’s assets, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Shareholder Servicing Agreement
The Hennessy Cornerstone Growth Fund, Hennessy Cornerstone Growth Fund, Series II, Hennessy Focus 30 Fund, Hennessy Cornerstone Value Fund, Hennessy Total Return Fund and Hennessy Balanced Fund have entered into a Shareholder Servicing Agreement with the Manager.  The Servicing Agreement provides that the Manager will provide administrative support services to the Funds consisting of:

•	maintaining an “800” number that current shareholders may call to ask questions about the Funds or their accounts with the Funds;
•	assisting shareholders in processing exchange and redemption requests;
•	assisting shareholders in changing dividend options, account designations and addresses;
•	responding generally to questions of shareholders; and
•	providing such other similar services as the Funds may request.

For such services, the Hennessy Cornerstone Growth Fund, Hennessy Cornerstone Growth Fund, Series II, Hennessy Focus 30 Fund, Hennessy Cornerstone Value Fund, Hennessy Total Return Fund and Hennessy Balanced Fund each pays an annual service fee to the Manager equal to 0.10% of its average daily net assets.

The date of this Supplement is June 29, 2007. Please retain this Supplement for future reference.